UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2023

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 26 North Euclid Avenue, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

Alexandria Real Estate Equities, Inc., a Maryland corporation (the “Company”), is furnishing with this report as Exhibit 99.1 certain select preliminary unaudited operating results for the three months and six months ended June 30, 2023, together with key select updates to the Company’s 2023 guidance. The financial results presented in Exhibit 99.1 are preliminary and subject to normal quarterly closing processes and accounting review. As such, the preliminary financial results for the periods referenced above reflect management’s preliminary estimate with respect to such information based on preliminary unaudited information available as of the date hereof and may vary from the Company’s actual financial results for these periods which will be included in the Company’s Form 10-Q for the quarter ended June 30, 2023. As previously announced, the Company is scheduled to report its second quarter 2023 operating and financial results on Monday, July 24, 2023.

Item 7.01    Regulation FD Disclosure

On July 13, 2023, the Company issued a statement regarding certain aspects of its business and prospects, attached hereto as Exhibit 99.2.

The Company is also furnishing with this report a summary of its Class A/A+ development and redevelopment properties: current projects, and dispositions and sales of partial interests as of June 30, 2023, attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively.

The information contained in Item 2.02 and Item 7.01, including the exhibits referenced therein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1 Select unaudited operating results for the second quarter ended June 30, 2023 and select key updates to 2023 guidance, issued by Alexandria Real Estate Equities, Inc. on July 13, 2023

99.2 Statement regarding certain aspects of the Company’s business and prospects, dated July 13, 2023

99.3    Summary of development and redevelopment pipeline as of June 30, 2023

99.4    Dispositions and sales of partial interests as of June 30, 2023

99.5     Non-GAAP measures and definitions as of June 30, 2023

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This current report on Form 8-K, including the exhibits referenced herein, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “goals,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

July 13, 2023	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
President and Chief Financial Officer